SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event report): March 30, 2000

                     VETERINARY CENTERS OF AMERICA, INC.
              (Exact Name of Registrant as Specified in Charter)

                 Delaware             1-10787         95-4097995
              (State of Other       (Commission      (IRS Employer
              Jurisdiction of      File Number)     Identification
              Incorporation)                             No.)

                          12401 West Olympic Boulevard
                           Los Angeles, California
                  (Address of Principal Executive Officers)


                                   90064-1022
                                   (Zip Code)


                                 (310) 584-6500
                         (Registrant's Telephone Number)


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      ITEM 5.  ACQUISITION OR DISPOSITION OF ASSETS

      Reference is made to the Agreement and Plan of Merger by and among Vicar Recap, Inc., a Delaware corporation, the Registrant and Vicar Operating, Inc., a Delaware corporation dated as of March 30, 2000, which contains information meeting the requirements of this Item 2, and which is incorporated herein by this reference. A copy of the Agreement and Plan of Merger is attached to this Form 8-K as Exhibit 2.1.

      ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

               (c)   EXHIBITS.
                     The following exhibit is filed with the report on Form 8-K:

                     Exhibit 2.1. Agreement and Plan of Merger by and among Vicar Recap, Inc., a Delaware corporation, the Registrant and Vicar Operating, Inc., a Delaware corporation dated as of March 30, 2000

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 5, 2000                VETERINARY CENTERS OF AMERICA, INC.


                                    By:  /S/ TOMAS FULLER
                                       -----------------------------------------
                                         Name:  Tomas Fuller
                                         Title: Chief Financial Officer